LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


COLLECTION PERIOD:        AUGUST 1-31, 2003                           PAYMENT DATE:    SEP 15 2003
DETERMINATION DATE:       SEP 09 2003                                 REPORT BRANCH:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                   TOTAL        CLASS A-1       CLASS A-2    CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                 100.00%         14.20%         30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance      250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total         250,000,000.00  35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts                14,337
Class Pass Through Rates                          1.840%         2.470%         3.175%         3.983%                        8.500%
Senior Strip                     0.25000%
Servicing Fee Rate               2.20000%
Indenture Trustee Fee            0.00350%
Custodian Fee                    0.02100%
Backup Servicer Fee              0.02150%
Insurance Premium Fee            0.35000%

Initial Weighted Average
     APR                        14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate      0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio        14.78400%
Initial Weighted Average
     Remaining Term                 64.00
Initial Weighted Average
     Original Term                  67.00


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                  TOTAL        CLASS A-1       CLASS A-2    CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance         176,904,435.23           0.00  39,597,302.16  58,000,000.00  74,000,000.00  171,597,302.16  5,307,133.07
Total Note Balance         174,756,283.71           0.00  39,597,302.16  58,000,000.00  74,000,000.00  171,597,302.16  3,158,981.55

EOP:
Class Percentages                 100.00%                                                                      97.00%         3.00%
Number of Current Month
     Closed Contracts                 261
Number of Reopened Loans                0
Number of Contracts - EOP          11,352
Total Pool Balance  -  EOP 170,640,261.54           0.00  33,521,053.68  58,000,000.00  74,000,000.00  165,521,053.68  5,119,207.86
Total Note Balance - EOP   167,358,774.38           0.00  33,521,053.68  58,000,000.00  74,000,000.00  165,521,053.68  1,837,720.70

Class Collateral Pool Factors  0.66943510     0.00000000     0.44694738     1.00000000     1.00000000                    0.24502943

Weighted Average APR of
     Remaining Portfolio        14.77458%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                    0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio     14.77458%
Weighted Average
     Remaining Term                 52.41
Weighted Average
     Original Term                  66.80

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                          CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:
     Principal                                                 2,271,839.46
     Interest                                                  2,055,972.65
Early Payoffs:
     Principal Collected                                       2,720,437.52
     Early Payoff Excess Servicing Compensation                      121.24
     Early Payoff Principal Net of Rule of 78s Adj.            2,720,316.28            179
     Interest                                                     35,613.26
Liquidated Receivable:
     Principal Collected                                          67,297.96
     Liquidated Receivable Excess Servicing Compensation               0.00
     Liquidated Receivable Principal Net of Rule of 78s Adj.      67,297.96             82
     Interest                                                        149.36
Cram Down Loss:
     Principal                                                         0.00
Purchase Amount:
     Principal                                                         0.00              0
     Interest                                                          0.00
                          Total Principal                      5,059,453.70
                          Total Interest                       2,091,735.27
                          Total Principal and Interest         7,151,188.97
Recoveries                                                       515,114.91
Excess Servicing Compensation                                        121.24
Late Fees & Miscellaneous Fees                                    34,067.65
Collection Account Customer Cash                               7,700,492.77
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                               4,631.40
Servicer Simple Interest Shortfall or (Excess)                    25,191.94
Simple Interest Excess to Spread Account                               0.00
Available Funds                                                7,730,316.11



------------------------------------------------------------------------------------------------------------------------------------
                                                                           DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                  AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                          7,730,316.11
Monthly Dealer Participation Fee                                   0.00   7,730,316.11             0.00
Prior Unpaid Dealer Participation Fee                              0.00   7,730,316.11

Servicing Fees:

     Current Month Servicing Fee                             324,324.80
     Prior Period Unpaid Servicing Fee                             0.00
     Late Fees & Miscellaneous Fees                           34,067.65
     Excess Servicing Compensation                               121.24
          Total Servicing Fees:                              358,513.69   7,371,802.42             0.00
Senior Strip:                                                 36,855.09   7,334,947.33             0.00
Indenture Trustee Fee                                            509.71   7,334,437.62             0.00
Custodian Fee                                                  3,095.83   7,331,341.79             0.00
Backup Servicer Fee                                            3,169.54   7,328,172.25             0.00
Prior Unpaid Indenture Trustee Fee                                 0.00   7,328,172.25             0.00
Prior Unpaid Custodian Fee                                         0.00   7,328,172.25             0.00
Prior Unpaid Backup Servicing Fee                                  0.00   7,328,172.25             0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


------------------------------------------------------------------------------------------------------------------------------------
                                                                           DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                        AMOUNT         DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:  Current Month                          0.00     7,328,172.25             0.00
                          Prior Carryover Shortfall              0.00     7,328,172.25
Class A-2 Note Interest:  Current Month                     81,504.45     7,246,667.80             0.00
                          Prior Carryover Shortfall              0.00     7,246,667.80
Class A-3 Note Interest:  Current Month                    153,458.33     7,093,209.47             0.00
                          Prior Carryover Shortfall              0.00     7,093,209.47
Class A-4 Note Interest:  Current Month                    245,618.33     6,847,591.14             0.00
                          Prior Carryover Shortfall              0.00     6,847,591.14
Class A-1 Note Principal: Current Month                          0.00     6,847,591.14             0.00
                          Prior Carryover Shortfall              0.00     6,847,591.14
Class A-2 Note Principal: Current Month                  6,076,248.48       771,342.66             0.00
                          Prior Carryover Shortfall              0.00       771,342.66
Class A-3 Note Principal: Current Month                          0.00       771,342.66             0.00
                          Prior Carryover Shortfall              0.00       771,342.66
Class A-4 Note Principal: Current Month                          0.00       771,342.66             0.00
                          Prior Carryover Shortfall              0.00       771,342.66
Certificate Insurer:      Premium                           48,276.97       723,065.69             0.00
                          Reimbursement Obligations              0.00       723,065.69
Expenses:                 Trust Collateral Agent                 0.00       723,065.69             0.00
                          Indenture Trustee                      0.00       723,065.69             0.00
                          Custodian                              0.00       723,065.69             0.00
                          Backup Servicer                        0.00       723,065.69             0.00
Senior Strip Allocation                                          0.00       723,065.69
Class B Note Interest:    Current Month                     22,376.12       737,544.66             0.00
                          Prior Carryover Shortfall              0.00       737,544.66
Distribution to the Class B Reserve Account                 36,855.09       700,689.57
Distribution (from) the Class B Reserve Account                  0.00       700,689.57
Distribution to (from) the Spread Account                  700,689.57             0.00

------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance         1,272,017.95
     Liquidation Principal Proceeds                         67,297.96
     Principal Loss                                      1,204,719.99
     Prior Month Cumulative Principal Loss LTD          12,654,543.15
     Cumulative Principal Loss LTD                      13,859,263.14

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:       # OF CONTRACTS      AMOUNT      % OF TOTAL POOL BALANCE
Current                           7,788  115,803,493.41            67.86%
1-29 Days                         3,286   50,488,843.12            29.59%
30-59 Days                          146    2,237,276.20             1.31%
60-89 Days                           67    1,006,780.50             0.59%
90-119 Days                          36      618,352.99             0.36%
120 Days or More                     29      485,515.32             0.28%
Total                            11,352  170,640,261.54           100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   1.66103%         8.00%           NO            10.00%            NO
Cumulative Default Rate       6.11%         12.24%           NO            14.08%            NO
Cumulative Loss Rate          3.28%          6.12%           NO            7.04%             NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                          CERTIFICATE INVENTORY                                                  RECOVERY INVENTORY
                             # OF CONTRACTS       AMOUNT*                                          # OF CONTRACTS       AMOUNT*
    Prior Month Inventory            53          837,953.10               Prior Month Inventory            17           280,486.25
      Current Month Repos            34          590,211.65                 Current Month Repos            64         1,076,770.96
Repos Actually Liquidated            48          763,261.24        Repos from Trust Liquidation             2            40,238.45
         Repos Liquidated                                             Repos Actually Liquidated            60           965,542.81
           at 60+ or 150+             2           40,238.45
            Dealer Payoff             0                0.00                       Dealer Payoff             0                 0.00
         Redeemed / Cured             2           16,584.35                    Redeemed / Cured             2            26,092.08
          Purchased Repos             0                0.00                     Purchased Repos             0                 0.00
  Current Month Inventory            35          608,080.71             Current Month Inventory            21           405,860.77

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                          # OF CONTRACTS    AMOUNT
Current Month Balance                82    1,272,017.95
Cumulative Balance                  958   15,129,430.45
Current Month Proceeds                        67,447.32
Cumulative Proceeds                        1,263,364.16
Current Month Recoveries                     515,114.91
Cumulative Recoveries                      5,664,894.73


                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR              CUMULATIVE RECEIVABLES LIQUIDATED
                                          SALE AND BY ELECTION:                         AT 150+ AND 60+

                                              Balance             Units                    Balance                Units
Prior Month                                   29,524.60             2                      158,487.44               9
Current Trust Liquidation Balance             40,238.45             2                       40,238.45               2
Current Monthly Principal Payments                 0.00
Reopened Loan Due to NSF                      15,598.85             1
Current Repurchases                                0.00             0
Current Recovery Sale Proceeds                (9,946.01)           (2)
Deficiency Balance of Sold Vehicles          (19,578.59)
EOP                                           55,837.30             3                      198,725.89              11

SPREAD ACCOUNT RECONCILIATION
                                                        REQUISITE AMOUNT: 13,651,220.92

Total Deposit                              3,750,000.00
BOP Balance                               14,152,354.82
Remaining Distribution Amount                700,689.57
Simple Interest Excess to Spread Account              -
Investment Income                             10,639.18
Current Month Draw                                    -
EOP Balance Prior to Distribution         14,863,683.57

Current Spread Account Release Amount      1,212,462.65

EOP Balance                               13,651,220.92


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION

                                                           SPECIFIED CLASS B
                                                            RESERVE BALANCE:   1,919,702.94

Total Deposit                              2,812,500.00
BOP Balance                                1,990,174.90
Excess Due Class B Reserve
     From Spread Account                   1,212,462.65
Senior Strip                                  36,855.09
Investment Income                              1,471.15
Current Month Draw                                    -
EOP Balance Prior to Distribution          3,240,963.79

Class B Reserve Account Release Amount     1,321,260.85

EOP Balance                                1,919,702.94

     Class B Principal Payment Amount      1,321,260.85

     Distribution to Certificateholder                -


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

-----------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                CUMULATIVE GROSS DEFAULT:
-----------------------------------------------------------------------------------------------------------------------
         UP TO MONTH      TRIGGER EVENT     EVENT OF DEFAULT     UP TO MONTH     TRIGGER EVENT      EVENT OF DEFAULT
               3              1.53%              1.95%                 3              3.06%                3.90%
               6              2.76%              3.50%                 6              5.53%                7.00%
               9              3.96%              4.87%                 9              7.91%                9.74%
              12              5.22%              5.97%                12             10.45%               11.94%
              15              6.12%              7.04%                15             12.24%               14.08%
              18              6.64%              7.85%                18             13.28%               15.70%
              21              7.17%              8.55%                21             14.33%               17.10%
              24              7.65%              9.14%                24             15.30%               18.27%
              27              8.10%              9.58%                27             16.19%               19.17%
              30              8.47%              9.98%                30             16.94%               19.97%
              33              8.77%             10.32%                33             17.54%               20.64%
              36              9.03%             10.69%                36             18.05%               21.37%
              39              9.22%             10.87%                39             18.44%               21.74%
              42              9.36%             11.06%                42             18.73%               22.12%
              45              9.47%             11.17%                45             18.95%               22.34%
              48              9.59%             11.28%                48             19.18%               22.56%
              51              9.63%             11.32%                51             19.26%               22.63%
              54              9.66%             11.39%                54             19.33%               22.78%
              57              9.70%             11.42%                57             19.40%               22.85%
              60              9.70%             11.42%                60             19.40%               22.85%
              63              9.70%             11.42%                63             19.40%               22.85%
              66              9.70%             11.42%                66             19.40%               22.85%
              69              9.70%             11.42%                69             19.40%               22.85%
              72              9.70%             11.42%                72             19.40%               22.85%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT         EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                 8.00%                  10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A



Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of August 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.






/s/ Marie E. Persichetti
----------------------------
Marie E. Persichetti
Vice President and Treasurer





/s/ Maureen E. Morley
----------------------------
Maureen E. Morley
Vice President and Controller